Exhibit 10.110

BAIL COMMERCIAL

ENTRE

- LA SOCIETE CIVILE IMMOBILIERE BERCIS -

ET

- LA SOCIETE OLD AMERICA - 48, Rue des Francs-Bourgeois à PARIS (75003).

BAIL COMMERCIAL

ENTRE LES SOUSSIGNES :

La S.C.I. BERCIS, Société Civile Immobilière au capital de VINGT MILLE FRANCS (20.000 Frs), dont le siège social est (illisible) représentée par son gérant Monsieur Bernard (illisible)

ci-après dénommé "LE BAILLEUR" d'une part,

ET:

La SOCIETE OLD AMERICA, S.A.R.L. au capital de CINQUANTE MILLE FRANCS (50.000 Frs), en cours de formation, dont le siège social est situé 48, Rue des Francs Bourgeois à PARIS (75003), représentée par son gérant Monsieur Claude BOBROWSKI

Ci-après dénommé "LE PRENEUSE" d'autre part

IL A ETE ARRETE ET CONVENU CE QUI SUIT :

BAIL

Par les présentes, la Société Civil Immobilière BERCIS, sise (illisible) représentée par Monsieur Bernard LARROCHE, es nom et qualités, fait bail à titre commercial et donne a loyer au profit de la S.A.R.L. OLD AMERICA, d'autre part, ce expressément accepté par Monsieur Claude BOBROWSKI, agissant comme il est dit en tête savoir :

- Une boutique éclairée sur rue située au rez-de-chaussée, à gauche du hall d'entrée (écrit à la main) un local situé au sous-sol pour un escalier intérieur.

- Une cave au sous-sol, portant le no 23 du plan,

- Une cave au sous-sol, portant le no 27 du plan.

Ces locaux constituent les lots 3 - 66 et 70 du plan de division de l'immeuble inséré au règlement de copropriété.

Ainsi au, surplus que lesdits locaux existent, se poursuivent et comportent sans qu'il soit besoin d'en établir ici plus ample désignation, Mr Claude BOBROWSKI, ès qualités, reconnaissant les bien connaître pour les avoir vus et visites à différentes reprises en vue des présentes, et s'être rendu compte des circonstances, avantages et inconvénients qu'ils peuvent présenter.

DUREE DU BAIL

Le présent bail est consenti et accepte pour une durée de neuf années entières et consécutives, qui commencera à courir le Premier Mai Mil neuf cent quatre vingt douze (1/05/1992) pour se terminer le Trente Avril Deux Mil Un (30/04/2001), mais avec faculté pour la preneuse seule d'y mettre fin à l'expiration de chaque période triennale et pour la première fois le Trente Avril Mil neuf cent quatre vingt Quinze (30/04/1995) et seulement à charge d'en aviser la bailleresse de son intention à cet égard au moins six mois à l'avance par lettre recommandée avec avis de réception ou par ministère d'huissier de justice.

CONDITIONS

Ce dit bail est consenti sous les charges et conditions suivantes, tant générales que particulières, que la preneuse s'oblige à exécuter et accomplir sans pouvoir invoquer de motifs d'exonération et à peine de tous dépens et dommages intérêts en cas de manquement, sans préjudice de résiliation s'il plaisait à la bailleresse.

I - CONDITIONS GENERALES :
        1) Conditions d'occupation
                a) affectation des locaux :

Les locaux loués devront servir à l'exploitation d'un magasin d'ANTIQUITES, DECORATION, CADEAUX, JOUETS, ET PRODUITS MANUFACTURES AUX ETATS-UNIS.

dans le cadre de l'objet social de la société preneuse en se conformant de manière rigoureuse à la destination de l'immeuble, aux usages de la profession et aux restrictions apportées par le règlement de copropriété de la maison.

                b) Tranquillité de l'immeuble

La preneuse devra veiller en permanence à ce que : ni elle-même par les soins de sa Direction, ni son personnel, non plus que ses clients, visiteurs, fournisseurs, ne troublent l'ordre, la tranquillité et la sérénité de l'immeuble en apportant ainsi un "trouble de jouissance" à tous les occupants et voisins de l'immeuble.

Ils pourront utiliser avec modération et discernement les machines, appareils et choses quelconques nécessaires à leur activité commerciale à l'exception de ceux qui, par le bruit, la trépidation, l'odeur ou autrement, seraient de nature à incommoder ou à nuire si peu que ce soit à autrui.

        2) A l'égard des lieux loués

                a) Etat des locaux loués - Travaux - Réparations - Entretien, etc. ...

La preneuse prendra les lieux loués en l'état dans lequel ils se trouvent actuellement et elle les restituera en fin de jouissance, de quelque manière qu'elle intervienne, en bon état de toutes réparations locatives et d'entretien et propres à leur destination et relocation.

La preneuse ne pourra demander ni actuellement, ni au cours du bail, aucun travaux ni réparations quelconques, et cela par dérogation aux articles 1.719 et 1.720 du Code Civil.

La preneuse devra notamment réparer ou changer l'escalier reliant le rez-de-chaussée au sous-sol, ainsi que les installations de gaz ou d'électricité.

Elle entretiendra constamment les lieux loués en bon état de réparations locatives ou d'entretien.

La Société Bailleresse ne conservant à sa charge que les grosses réparations énumérées par l'article 606 du Code Civil, concernant l'immeuble et non celles concernant l'intérieur des locaux loués (plafond, planchers).

                b) Changement de distribution

Tout changement de distribution intéressant les gros murs, les poutres et planchers devront faire l'objet d'une autorisation écrite et préalable de la bailleresse; les travaux seraient autorisés devront être exécutés sous la surveillance de l'Architecte désigné par la bailleresse, les honoraires et vacations de l'Architecte incombant à la preneuse.

                c) Changements - Embellissements - Installations - Sort Ultérieur.

Lors de son départ, la preneuse laissera en place tous changements, embellissements et installations éventuellement faits par elle (dans le cadre des présentes) et elle ne pourra exiger ni indemnité quelconque ni réduction de loyer du dernier trimestre, de ce chef. Elle devra de même laisser en état, sans dégradation, toutes installations existantes ou restant à l'être : électricité, sanitaire, et : ...

Au surplus la bailleresse conserve la faculté de demander le rétablissement des lieux en l'état primitif.

                d) Visites de surveillance des locaux

La bailleresse et son ou ses représentants autorisés pourront librement pénétrer et visiter les lieux loués pour se rendre compte de l'état d'entretien des locaux et pour vérifier la bonne marche des installations ; la preneuse ne pourra aucunement s'y opposer pourvu que toute visite ait lieu un jour ouvrable, aux heures comprises entre 9 et 18 heures.

                e) Travaux dans l'immeuble

La preneuse supportera sans indemnité ni diminution de loyer les travaux que le bailleur ou le Syndic de la copropriété estimeraient à propos de faire exécuter dans l'immeuble quelle qu'en soit la durée, pourvu toutefois que leur exécution ait lieu avec une célérité suffisante et sans discontinuité, sauf cas de force majeure indiscutable.

La preneuse devra déposer à ses frais et sans délai tout coffrage, agencement, décoration, plaques, enseignes, installations quelconques dont l'enlèvement sera utile ou nécessaire pour l'exécution de tous travaux notamment la ravalement, la recherche ou la réparation de fuites, fissures, infiltrations ou incendie.

        3) Assurances, Impositions, Charges de Ville et de Police :

                a) Assurances contre divers risques - interdiction

La preneuse devra souscrire (et en justifier à la bailleresse) avec effet dès le jour son entrée en jouissance une assurance dite de TOUS RISQUES couvrant notamment : les risques d'incendie et d'explosion pour son matériel, son mobilier commercial, ses installations spécifiques, ses marchandises et matières premières : elle s'assurera encore contre les risques locatifs, les recours des voisins, le vol à une Compagnie française ayant son siège sur le territoire métropolitain. Elle maintiendra constamment cette assurance multiple pendant la durée du bail, en supportera les primes à échéance exacte et en justifiera à la bailleresse à première demande de cette dernière.

                b) Interdiction de dépôt et de détention

Il ne pourra être dépose ou détenu dans les lieux loués d'objets ou de matières quelconques explosives ou particulièrement inflammables de par leur nature.

                b) Charges de Ville et Police

La société preneuse devra supporter les charges de ville et de police de toute nature auxquelles quelles son exploitation est tenu et ce à la décharge de la bailleresse. Il en sera de même pour les charges de voirie

                c) Impositions

La Société preneuse acquittera exactement les contributions, impositions et taxes afférentes aux locaux loués et à la nature de l'exploitation de OLD AMERICA ; elle paiera la contribution anciennement dénommée PATENTE sous sa nouvelle dénomination et structure et celles qui seraient prescrites dans l'avenirs.

Elle devra faire face à toutes impositions dont la bailleresse pourrait devenir en tout ou en partie responsable à quelque titre que ce soit. Elle en justifiera à toute réquisition et obligatoirement sans demande préalable lors de l'expiration du bail de quelque manière qu'elle intervienne, à son terme ou par anticipation.

Il est rappelé que la preneuse remboursera à la bailleresse impôts, contributions et taxes récupérables de plein droit par la loi ou qui viendraient à être créés par la suite.

L'impôt foncier est et demeurera à la charge de la bailleresse.

        4) Garnissement, Exploitation continue, Cession, Sous-location :

                a) Garnissement.

Pendant toute la durée du présent bail, la Société preneuse devra garnir et tenir garnis les lieux loués de matériel, mobilier commercial, appareils, installations, et stock de marchandises et de matières premières, en quantité et valeur suffisantes pour répondre en tout temps de paiement des loyers en principal et accessoires et de l'exécution des conditions du présent bail.

                b) Exploitation continue.

De même la preneuse devra assurer une exploitation commerciale continue et s'abstenir de fermer son Etablissement quelles que soient les circonstances (sauf s'il s'agit d'une rénovation intérieure des locaux). La fermeture, en dehors de la période consacrée aux vacances annuelles ou des jours de fermeture hebdomadaire, ou les jours fériés, constituerait un manquement de nature à provoquer la résiliation du bail, s'il plaît à la bailleresse l'exiger, mais seulement un mois après commandement de mettre fin à l'inexécution de la présent clause.

                c) Sous -location

La preneuse ne pourra consentir aucune sous-location de tout ou partie des lieux loués, fut-ce à titre essentiellement précaire, provisoire, à l'essai, fut-ce à titre gratuit.

La mise en gérance libre dans le cadre de la loi du 10 Mars 1956 (et non pas autrement) n'est pas considéré comme constituant une sous-location.

                d) Cession de bail

Elle ne pourra céder aucunement ses droits au présent bail sinon à l'acquéreur de son fonds de commerce et seulement en restant garante et répondante vis-à-vis de la bailleresse, de son successeur pour l'exécution des conditions du bail. Le ou les cessionnaires devront complémentairement prendre un "engagement direct" envers la société bailleresse.

Toute cession de bail répondra aux exigences que précèdent devra, à peine de nullité être régularisée soit par acte authentique devant notaire à Paris ou du ressort de la Chambre Interdépartementale, soit par acte sous signatures privées et seulement en la présence de la bailleresse ou elle dûment appelée dix jours à l'avance et par lettre recommandée avec avis de réception. Enfin, une copie exécutoire de l'acte de cession, si elle a lieu par-devant notaire, ou un original enregistré s'il s'agit de sous seings privés, devra être remis à la bailleresse (sans frais pour elle) dans le mois qui suivre la régularisation de la cession.

Il y aura toujours solidarité entre la preneuse et tous cessionnaires successifs pour le paiement des loyers et l'exécution du bail.

        5) Non recours en cas de circonstances exceptionnelles

Dans le cas où, pour vices de construction, reculement, etc. ... en y comprenant toutes causes prévisibles ou non notamment les conséquences provenant d'un état d'hostilités extérieures (guerre) ou d'évènements nationaux incontrôlés et tous autres cas fortuits indépendants de la volonté

de la bailleresse, la preneuse ne pourra réclamer aucune indemnité à la société propriétaire des locaux faisant l'objet du présent bail pour troubles de jouissance et d'exercice d'activité.

En cas d'expropriation pour cause d'utilité publique, la preneuse ou ses cessionnaires n'auront de recours et d'action réparatrice que l'autorité expropriante et nulle autre.

        6) Obligations diverses

La preneuse sera tenue :

- d'informer immédiatement la bailleresse de tout sinistre ou dégradation s'étant produit dans les lieux, quand bien même il n'en résulterait aucun dégât apparent sous peine d'être personnellement tenu de rembourser le montant de ce sinistre et d'être responsable vis-à-vis d'elle ou de quiconque de défait de déclaration en temps utile a la compagnie d'Assurances.

- de ne pas brancher d'appareils à gaz ou à mazout sur les conduits qui n'ont pas été faits à cet usage.

- de faire réviser et de prendre un abonnement d'entretien pour tout appareil à gaz ou électrique.

- de ne pouvoir placer aucun objet ou étalage fixe ou mobile à l'extérieur des lieux loués.

- de faire ramoner les conduits a fumée en cas d'utilisation au moins une fois l'an.

- de ne pas encombrer les parties communes de l'immeuble.

- Accepter dès maintenant, dans le cas où le BAILLEUR désirerait vendre son immeuble de laisser visiter les lieux loués par toute personne nantie d'une autorisation du propriétaire ou de son mandataire.

- A ne pas faire supporter aux planchers une charge supérieure à leur résistance, telles que prévue aux normes en vigueur, sous peine de réparations à ses frais, et de dommages-intérêts éventuels, en cas de doute, à s'assurer de cette limite de charges auprès du BAILLEUR de ou de l'Architecte de ce dernier, mais en tout état de cause, aux frais du PRENEUR.

- A n'utiliser aucun haut-parleur ou autre moyen de diffusion susceptible d'être entendu hors des lieux loués. A n'utiliser également, aucun appareil électrique ou autre perturbateur des auditions radiotéléphoniques ou de la télévision, sans avoir muni lesdits appareils des dispositions permettant d'éviter tous troubles dans la voisinage.

- A prendre toutes mesures utiles pour empêcher toute gêne, notamment par bruits excessifs ou odeurs désagréables : à s'abstenir de jeter ou de laisser jeter des produits corrosifs dans les égouts ou fosses ou pouvant boucher les canalisations.

- A ne poser, à ses frais que des plaques ou enseignes dont l'emplacement le type et les dimensions sont autorisés par le règlement de copropriété.

- A n'exiger du BAILLEUR aucune indemnité, ni diminution de loyer pour toute interruption dans les services de l'immeuble et, notamment, s'ils existent, ceux de la ventilation, de chauffage central, de téléphone et de télex ou autres, ni pour tous accidents ou tous dégâts qui pourraient survenir dans les lieux loués par suite de rupture de canalisations de gaz, d'eau, d'électricité, ou de chauffage central, renonçant des à présent, à exercer toutes actions de ce chef contre le BAILLEUR.

- A veiller à ce que la tranquillité et la bonne tenue de l'ensemble immobilier ne soient troublées en aucune manière, par son fait ou celui de son personnel, ou de ses visiteurs ; il devra abstenir de tout ce qui pourrait nuire à l'activité des autres locataires.

- L'immeuble dont dépendent les locaux loués étant soumis au statut de la copropriété, le PRENEUR s'engage à respecter les clauses, charges et conditions du règlement de copropriété de l'ensemble immobilier qu'il déclare bien connaître pour en avoir reçu un exemplaire.

- Tout abus de jouissance pourra entraîner la résiliation des présentes, même si cet abus n'a été que provisoire et de courte durée ; en outre, le PRENEUR devra rembourser au BAILLEUR toute somme que ce dernier aura eu à verser du fait du trouble de jouissance du PRENEUR.

- A exercer lui-même les actions contre les auteurs de troubles.

- A se conformer scrupuleusement aux prescriptions, règlements et ordonnances en vigueur, notamment, en ce qui concerne la voirie, la salubrité, la sécurité, la police, l'inspection du travail, de façon que le BAILLEUR ne soit jamais inquiété ni recherché à ce sujet.

Obligation de la bailleresse :

De son côté la bailleresse s'oblige à tenir les lieux clos et couverts dans le cadre de la loi et de l'usage.

II - CONDITIONS PARTICULIERES :

Si, en dépit de toutes les précautions prises et retenues tant par la bailleresse que la preneuse, en vertu du présent acte, des difficultés survenaient avec les copropriétaires de l'immeuble du fait du preneur, soit directement, soit par et sur l'initiative du syndic en fonction et que soient mises indistinctement en cause tant la société bailleresse que la société preneuse cette dernière s'engage dès maintenant à en supporter les conséquences de toute nature ; c'est-à-dire honoraires, les frais, ceux de justice compris, pourvu toutefois qu'aucune faute lourde ne puisse être reprochée à la bailleresse elle-même.

La bailleresse appuiera la position de la preneuse.

Ce qui vient d'être explicité assez sommairement constitue une condition essentielle et déterminante des présentes, sans laquelle rien n'eut été conclu et arrêté entre las parties.

Les conditions générales et particulières insérées dans le présent bail ne pourront jamais être considérées comme "de style". Elles formeront la loi des parties. Ces dernières respecteront d'évidence les dispositions du décret no 53.960 du 30 Septembre 1953 consacré au statut des baux commerciaux, artisanaux et industriels, ainsi que les textes subséquents qui l'ont complété ou modifié.

Une tolérance, quelle qu'elle soit, ne pourra jamais être considérée comme dérogatoire aux présentes. Le bailleur pourra y mettre fin sans le moindre préavis ni respecter quelque formalisme que ce soit.

LOYER

Le présent bail est consenti et accepté moyennant un loyer annuel en principal de DEUX CENT QUARANTE MILLE FRANCS (240.000 Frs) - (écrit à la main) Etant précisé la bailleresse accorde un franchise de loyer jusqu'au 31 mai 92.

En sus, la preneuse devra supporter et acquitter :

- la portion de charges ordinaires de copropriété afférents aux lots faisant l'objet des présentes, mais à l'exclusion des dépenses de ravalement, de toiture, de gros-oeuvre, fixée forfaitairement et d'un commun accord à six pour cent (6%) du loyer de base.

- Lequel loyer, en principal et accessoire, M. BOBROWSKI oblige la société qu'il représente à payer à terme échu, aux époques ordinaires de l'année, soit : le Premier Janvier, Premier Avril, Premier Juillet et Premier Octobre de l'année et pour la première fois, prorata temporis le PREMIER JUILLET MIL NEUF CENT QUATRE VINGT DOUZE.

Il est expressément convenu :

1) que tout paiement devra être effectué soit dans les lieux loués, soit au domicile de Mr (illisible), ès nom et qualités, soit par versement direct a la banque désignée par la bailleresse ; qu'il sera nécessairement effectué au moyen de cheques ou de virements et non pas autrement.

2) qu'en cas de retard à paiement excédant quinze jours sera exigé le versement d'une astreinte de dix pour cent (10%) du loyer en principal, condition débattue préalablement à la conclusion des présentes. Cette astreinte ne fera d'ailleurs pas obstacle à la clause de résiliation que suivre.

3) qu'à défaut de paiement d'un seul terme de loyer à son échéance au d'exécution d'une seule des conditions du présent bail, celui-ci sera résilié de plein droit si bon semble à la bailleresse un mois après commandement de payer ou sommation d'exécuter restés sans effet en rappelant les termes de la présente clause et l'intention d'en user et ce par la simple expiration du délai ci-dessus indiqué, sans qu'il soit besoin de remplir aucune formalité judiciaire et sans que l'offre ultérieure de payer ou d'exécuter puisse arrêter l'effet de la présent clause.

4) qu'en cas de difficultés de la part de la preneuse ou de ses cessionnaires, l'expulsion sera poursuivie par simple ordonnance de référé, la preneuse dûment appelée.

5) que dans le cas de résiliation pour l'une des causes ci-dessus prévues, la somme versée à la bailleresse à titre de dépôt de garantie lui restera acquise en tant qu'indemnité spéciale, sans préjudice de droits à tous dommages-intérêts et au paiement de tous loyers dûs et échus, tant en principal qu'en accessoires.

REVISION DE LOYER :

La loyer pourra être révisé à l'expiration de chaque période triennale et pour la première fois le TRENTE AVRIL MIL NEUF CENT QUATRE VINGT QUINZE (30/4/95) pour les trois ans alors à courir.

Les charges resteront à 6 % du prix du bail révisé.

Cette révision aura lieu dans les conditions de forme, de délai et de la manière définies par la loi alors en vigueur en matière de baux commerciaux.

DEPOT DE GARANTIE :

Monsieur (illisible) au nom de la société bailleresse reconnaît que cette dernière est en possession d'une somme totale de CENT VINGT MILLE FRANCS (120.000 Frs) à titre de dépôt de garantie de la bonne et du paiement des loyers.

Cette somme correspond à SIX MOIS de loyer en principal. Elle restera aux mains de la bailleresse jusqu'à expiration du bail ; de convention expresse la somme précitée ne produira pas d'intérêts, et devra toujours représenter six mois de loyer.

FRAIS

Les frais, droits et honoraires des présentes et ceux qui en seront la suite et la conséquence directes seront supportés par la preneuse qui s'y engage.

Enregistrement :

~~Enregistrement est requis par les parties contractantes.~~

(illisible)

ELECTION DE DOMICILE

Pour l'exécution des présentes et de leurs suites, domicile est élu, savoir :

Par la bailleresse

au domicile personnel du gérant.

Par la preneuse

dans les lieux loués.

TAXES ET DROITS

Le bailleur désirant opter pour l'assujettissement dudit loyer à la T.V.A. en application de l'article 260 - 2o du Code Général des Impôts, le loyer ci-dessus indiqué sera majoré de la T.V.A. au taux en vigueur.

REMISE DE PIECES

La preneuse reconnaît avoir reçu de la bailleresse :
- un plan du rez-de-chaussée de l'immeuble
- un plan du sous-sol de l'immeuble
- un extrait du règlement de copropriété de l'immeuble concernant la destination de l'immeuble et l'usage de ses parties.

FAIT A PARIS, le 11 mai 1992 MIL NEUF CENT QUATRE VINGT DOUZE.

Ont signé :

(écrit à la main) (illisible) SCI Bercis
Le Gérant
(illisible)

AVENANT DE BAIL

ENTRE LES SOUSSIGNES :

La S.C.I. BERCIS Société Civile Immobilière au capital de Vingt Mille francs dont le siège social est (illisible) Allée des Genêts, représentée par son Gérant Monsieur Bernard (illisible).

LE BAILLEUR

ET

La Société OLD AMERICA SARL au capital de cinquante mille francs, en cours de formation dont le siège social est à Paris 48 Rue des Francs Bourgeois, représentée par son gérant Monsieur Claude BOBROWSKI.

LE PRENEUR

ONT CONVENU CE QUI SUIT :

D'un commun accord, ils ont convenu de modifier le bail consenti par la SCI BERGIS à la Société OLD AMERICA le onze Mai 1992 concernant les locaux situés 48 Rue des Francs Bourgeois :

1- La Société OLD AMERICA pourra exercer dans les locaux l'activité déjà prévue au bail et tous commerces sauf alimentaires et de nuisances.

2- Le loyer sera porté à vingt et un mille francs à compter du 1er juin 1993.

3- Le loyer sera soumis au droit au bail de 2,50 % et à la moitié de la taxe additionnelle (1,25%).

Fait à Paris, le 17 Mai 1995
(illisible)

Lu et approuve
SCI Bercis
Le gérant
(illisible)

RENOUVELLEMENT DE BAIL COMMERCIAL

Entre les soussignés

- S.C.I. BERCIS, Société Civile Immobilière au Capital de 3.048 Euros, 98 centimes (20.000 Francs), ayant son siège social à SEIGNOSSE (40510), 25 Avenue des Genêts, représentée pour son Gérant :
Monsieur Bernard LARROCHE

d'une part

- Société NICKEL, Société Anonyme au Capital de 137,204 Euros, 11 centimes (900.000Francs), immatriculée au Registre de Commerce de NANTERRE, sous le No: B 403.884.109, ayant son siège social à ASNIERES (92600), 107 Quai du Dr Dervaux, représentée pour son P.D.G:
Monsieur Philippe DUMONT

d'autre part.

Il a été convenu d'un commun accord de renouveler le bail commercial en date du 11 Mai 1992, consenti par la S.C.I. BERCIS à la S.A.R.L. OLD AMERICA, aux droits de laquelle se trouve la Sté NICKEL en vertu d'une cession, en date du 16 Février 1996 régulièrement consentie, acceptée, enregistrée et signifiée.

Le Bail en cause concerne les locaux commerciaux dépendant du l'immeuble sis:
48, Rue des Francs-Bourgeois, à PARIS 3ème

Ceci exposé, la S.C.I. BERCIS renouvelle au profit de la Sté NICKEL le bail des locaux
48, Rue des Francs-Bourgeois, à PARIS 3ème,

pour une durée de 9 années entières et consécutives, à compter jusqu'au 1er Juillet 2002, et ce jusqu'au 30 Juin 2011, avec faculté pour la Sté NICKEL de le dénoncer à l'issue de chaque période triennale.

Ce renouvellement a lieu aux mêmes charges et conditions que le bail précédent que la Sté NICKEL, de par son représentant, déclare fort bien connaître, les accepter et dispenser de les reproduire ici.

Les dites charges et conditions du bail précédent, avec les stipulations des présentes, forment un tout indivisible et constituent une condition essentielle et déterminante du renouvellement sans laquelle rien n'eût été conclu et arrêté entre les soussignés.

LOYER

Le présent renouvellement est consenti et accepté moyennant une loyer annuel en principal de:
Quarante trois mille sept cent huit Euros (43.708 Euros)
payable par quart les premiers Janvier - Avril - Juillet et Octobre de l'année, et pour la première fois le 1er Octobre 2002.
Avec rappel des conventions du bail précédent:

- qu'en cas de retard de paiement excédant quinze jours, sera exigé le paiement d'une astreinte de dix pour cent du loyer.

- qu'à défaut du paiement d'un seul terme de loyer à son échéance ou d'exécution d'une seule des conditions du bail, celui-ci sera résilié de plein droit trente jours après commandement de payer ou sommation d'exécuter, resté sans effet.

- que les charges restent forfaitairement à 6% du loyer de base, comme lors du bail précédent.

- qu'en cas de résiliation du bail par faute de la Sté NICKEL ou non-paiement du loyer, le montant du dépôt de garantie - à titre de clause pénale - restera acquis à la Sté BERCIS à titre d'indemnité spéciale, outre tous dommages et intérêts.

- que le loyer sera révisable à l'expiration de chaque période triennale et pour la première fois: le 1er Juillet 2005.

DEPOT DE GARANTIE

A titre de dépôt de garantie, la Sté NICKEL versera           3.560 Euros
qui, avec la somme de                                                            18.294 Euros
                                                                                                  -------------------
formera celle totale de                                                            21.854 Euros

Montant du dépôt de garantie en la possession de S.C.I. BERCIS

Comme stipulé au bail précédent, cette somme restera entre les mains de la bailleresse jusqu'à la fin du bail, pour répondre de la bonne exécution de ce dernier et du paiements des loyers. Cette somme ne produira pas d'intérêts et devra toujours représenter six mois de loyer.

ELECTION DE DOMICILE

Chacune des parties fait élection de domicile en son siège social précisé en tête des présentes.

Fait en double exemplaire

à ASNIERES

L'an deux mille deux

Le (écrit à la main) 30/05/2002

S.C.I. BERCIS                                                                                                                              SA NICKEL
                                                                                                                                       107 Quai du docteur Dervaux
                                                                                                                                          92600 ASNIERES 92600
                                                                                                                                    Tél: (illisible) Fax: 01 47 91 74 01
                                                                                                                                                            (illisible)